THIRD QUARTER 2011

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2010 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following:  maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler; the profitability and financial condition of GM and Chrysler; securing low cost funding for us and Residential Capital, LLC (“ResCap”); our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; any impact resulting from delayed foreclosure sales or related matters; the potential for legal liability resulting from claims related to the sale of private-label mortgage-backed securities; risks related to potential repurchase obligations due to alleged breaches of representations and warranties in mortgage securitization transactions; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; continued challenges in the residential mortgage markets; the continuing negative impact on ResCap and our mortgage business generally due to the recent decline in the U.S. housing market; uncertainty of our ability to enter into transactions or execute strategic alternatives to realize the value of our ResCap operations; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, ResCap, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s global operations.  The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products.  The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
North American Automotive Finance	9-10
International Automotive Finance	11-12
Insurance	13
Mortgage Origination and Servicing	14
Legacy Portfolio and Other	15
ResCap Key Financial Information	16
Mortgage Operations Asset Breakout	17
Corporate and Other	18

Credit Related Information	19-21

Supplemental Detail
Capital	22
Liquidity	23
Deposits	24
Ally Bank Consumer Mortgage HFI Portfolio	25
Mortgage Repurchase Reserves	26
Ownership	27

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Selected Income Statement Data	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Net financing revenue (ex. OID)	$815	$965	$833	$831	$900	$(150)	$(85)
Total other revenue (ex. OID)	601	1,136	1,100	1,378	1,457	(535)	(856)
Total net revenue (ex. OID)	1,416	2,101	1,933	2,209	2,357	(685)	(941)
Provision for loan losses	49	51	113	71	9	(2)	40
Controllable expenses (1)	766	859	874	923	838	(93)	(72)
Other noninterest expenses	499	725	518	682	875	(226)	(376)
Core pre-tax income (2)	$102	$466	$428	$533	$635	$(364)	$(533)
Core OID amortization expense (3) (4)	225	274	326	301	310	(49)	(85)
Income tax expense (benefit)	87	82	(68)	36	48	5	39
Income (loss) from discontinued operations	-	3	(24)	(117)	(8)	(3)	8
Net (loss) income	$(210)	$113	$146	$79	$269	$(323)	$(479)

Selected Balance Sheet Data (Period-End)
Total assets	$181,956	$178,889	$173,704	$172,008	$173,191	$3,067	$8,765
Consumer loans (5)	70,815	70,093	68,407	63,017	60,185	722	10,630
Commercial loans (6)	37,897	40,632	39,052	39,396	38,533	(2,735)	(636)
Allowance balance	(1,621)	(1,739)	(1,806)	(1,873)	(2,054)	118	433
Deposits	44,326	42,262	40,696	39,048	37,957	2,064	6,369
Common equity (7)	12,792	13,483	13,467	13,517	8,797	(691)	3,995
Total equity	19,732	20,423	20,407	20,489	20,977	(691)	(1,245)

Select Financial Ratios
Net interest margin (8)	2.0%	2.5%	2.2%	2.3%	2.5%
Return on average total equity (annualized)	(4.2)%	2.2%	2.9%	1.5%	5.2%
Return on average assets (annualized)	(0.5)%	0.3%	0.3%	0.2%	0.6%

Capital Ratios
Tier 1 capital ratio	14.3%	14.6%	14.7%	15.0%	15.4%
Tier 1 common capital ratio (9)	8.0%	8.4%	8.4%	8.6%	5.3%
Total risk-based capital ratio	15.5%	15.9%	16.0%	16.4%	16.8%
_____________________________________
(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses
(2) Core pre-tax income is a non-GAAP financial measure.  It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense
(3) Includes $20 million and $30 million of accelerated OID amortization in 2Q11 and 1Q11, respectively
(4) Core OID for 3Q and 4Q 2010 exclude IO and 1Q, 2Q, 3Q 2011 excludes IO and 2010 issuances
(5) These amounts exclude loans held-for-sale
(6) Includes notes receivable from General Motors
(7) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income
(8) Excludes OID amortization expense.  The impact of historical financial statement restatements for discontinued operations are not reflected in prior periods
(9) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 22 for additional details

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,681	$1,675	$1,618	$1,664	$1,656	$6	$26
Interest on loans held-for-sale	113	98	108	140	153	15	(40)
Interest on trading securities	4	3	3	3	5	1	(1)
Interest and dividends on available-for-sale investment securities	103	108	104	87	86	(5)	17
Interest-bearing cash	14	15	12	16	22	(1)	(8)
Other interest income, net	1	1	5	5	-	-	1
Operating leases	549	620	680	751	855	(71)	(306)
Total financing revenue and other interest income	2,465	2,520	2,530	2,662	2,777	(55)	(312)
Interest expense
Interest on deposits	184	175	172	175	172	9	12
Interest on short-term borrowings	98	108	126	127	110	(10)	(12)
Interest on long-term debt	1,297	1,334	1,410	1,436	1,451	(37)	(154)
Total interest expense	1,579	1,617	1,708	1,738	1,733	(38)	(154)
Depreciation expense on operating lease assets	296	192	285	394	454	104	(158)
Net financing revenue	590	711	537	530	590	(121)	-
Other revenue
Servicing fees	351	353	371	390	404	(2)	(53)
Servicing asset valuation and hedge activities, net	(471)	(105)	(87)	(213)	(27)	(366)	(444)
Total servicing income, net	(120)	248	284	177	377	(368)	(497)
Insurance premiums and service revenue earned	422	433	433	450	470	(11)	(48)
Gain on mortgage and automotive loans, net	83	115	92	404	326	(32)	(243)
Loss on extinguishment of debt	-	(25)	(39)	-	(2)	25	2
Other gain on investments, net	75	92	84	150	100	(17)	(25)
Other income, net of losses	141	253	216	197	186	(112)	(45)
Total other revenue	601	1,116	1,070	1,378	1,457	(515)	(856)
Total net revenue	1,191	1,827	1,607	1,908	2,047	(636)	(856)
Provision for loan losses	49	51	113	71	9	(2)	40
Noninterest expense
Compensation and benefits expense	303	424	434	416	392	(121)	(89)
Insurance losses and loss adjustment expenses	190	244	186	212	229	(54)	(39)
Other operating expenses	772	916	772	977	1,092	(144)	(320)
Total noninterest expense	1,265	1,584	1,392	1,605	1,713	(319)	(448)
Income from continuing operations before income tax expense (benefit)	(123)	192	102	232	325	(315)	(448)
Income tax expense (benefit) from continuing operations	87	82	(68)	36	48	5	39
Net (loss) income from continuing operations	(210)	110	170	196	277	(320)	(487)
Income (loss) from discontinued operations, net of tax	-	3	(24)	(117)	(8)	(3)	8
Net (loss) income	$(210)	$113	$146	$79	$269	$(323)	$(479)

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Assets	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2011	9/30/2010
Cash and cash equivalents
Noninterest-bearing	$1,517	$2,039	$1,652	$1,714	$1,414	$(522)	$103
Interest-bearing	14,885	12,862	11,294	9,956	11,175	2,023	3,710
Total cash and cash equivalents	16,402	14,901	12,946	11,670	12,589	1,501	3,813
Trading securities	503	311	75	240	211	192	292
Investment securities	13,981	15,961	15,401	14,846	11,925	(1,980)	2,056
Loans held-for-sale, net	8,745	7,168	7,496	11,411	13,265	1,577	(4,520)
Finance receivables and loans, net
Finance receivables and loans, net	108,712	110,725	107,459	102,413	98,718	(2,013)	9,994
Allowance for loan losses	(1,621)	(1,739)	(1,806)	(1,873)	(2,054)	118	433
Total finance receivables and loans, net	107,091	108,986	105,653	100,540	96,664	(1,895)	10,427
Investment in operating leases, net	9,052	9,015	8,898	9,128	10,213	37	(1,161)
Mortgage servicing rights	2,663	3,701	3,774	3,738	2,746	(1,038)	(83)
Premiums receivables and other insurance assets	2,026	2,124	2,175	2,181	2,169	(98)	(143)
Other assets	21,540	16,770	16,763	17,564	21,817	4,770	(277)
Assets of operations held-for-sale (1)	(47)	(48)	523	690	1,592	1	(1,639)
Total assets	$181,956	$178,889	$173,704	$172,008	$173,191	$3,067	$8,765

Liabilities
Deposit liabilities
Noninterest-bearing	$2,704	$2,405	$2,064	$2,131	$2,547	$299	$157
Interest-bearing	41,622	39,857	38,632	36,917	35,410	1,765	6,212
Total deposit liabilities	44,326	42,262	40,696	39,048	37,957	2,064	6,369
Short-term borrowings	5,933	7,130	7,395	7,508	5,914	(1,197)	19
Long-term debt	90,546	91,723	88,139	86,612	87,547	(1,177)	2,999
Interest payable	1,712	1,734	1,850	1,829	1,824	(22)	(112)
Unearned insurance premiums and service revenue	2,757	2,845	2,842	2,854	2,937	(88)	(180)
Reserves for insurance losses and loss adjustment expenses	690	782	828	862	922	(92)	(232)
Accrued expense and other liabilities	16,260	11,990	11,001	12,126	14,370	4,270	1,890
Liabilities of operations held-for-sale	-	-	546	680	743	-	(743)
Total liabilities	$162,224	$158,466	$153,297	$151,519	$152,214	$3,758	$10,010

Equity
Common stock and paid-in capital	$19,668	$19,668	$19,668	$19,668	$13,838	$-	$5,830
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685	5,685	5,685	10,893	-	(5,208)
Preferred stock	1,255	1,255	1,255	1,287	1,287	-	(32)
Accumulated deficit	(6,918)	(6,508)	(6,435)	(6,410)	(5,480)	(410)	(1,437)
Accumulated other comprehensive income	42	323	234	259	439	93	(24)
Total equity	19,732	20,423	20,407	20,489	20,977	(691)	(1,245)
Total liabilities and equity	$181,956	$178,889	$173,704	$172,008	$173,191	$3,067	$8,765
______________________________________
(1) Includes $94 million of unfavorable translation adjustment at 9/30/11, 6/30/11, 3/31/11 and 12/31/10 related to our International Auto Finance Operations in Venezuela

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Assets	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2011	9/30/2010
Interest-bearing cash and cash equivalents	$13,373	$11,910	$13,041	$11,447	$16,402	$1,463	$(3,029)
Trading securities	351	146	318	263	224	205	127
Investment securities	13,814	14,311	14,591	11,629	11,151	(497)	2,663
Loans held-for-sale, net	9,654	8,320	8,877	12,438	12,118	1,334	(2,464)
Total finance receivables and loans, net (2)	112,478	111,543	104,385	100,296	93,654	935	18,824
Investment in operating leases, net	9,040	9,004	8,947	9,564	10,942	36	(1,902)
Total interest earning assets	158,710	155,234	150,159	145,637	144,491	3,476	14,219
Noninterest-bearing cash and cash equivalents	1,321	1,020	1,032	1,117	686	301	635
Other assets	27,565	23,966	24,898	26,386	39,304	3,599	(11,739)
Allowance for loan losses	(1,737)	(1,816)	(1,864)	(2,053)	(2,350)	79	613
Total assets	$185,859	$178,404	$174,225	$171,087	$182,131	$7,455	$3,728

Liabilities
Interest-bearing deposit liabilities	$42,131	$40,386	$38,156	$36,093	$34,583	$1,745	$7,548
Short-term borrowings	7,320	7,280	8,559	6,597	8,691	40	(1,371)
Long-term debt (3)	92,313	90,606	87,060	85,670	85,650	1,707	6,663
Total interest-bearing liabilities (3)	141,764	138,272	133,775	128,360	128,924	3,492	12,840
Noninterest-bearing deposit liabilities	2,509	2,170	2,017	2,307	2,345	339	164
Other liabilities	21,529	17,517	18,021	19,670	30,050	4,012	(8,521)
Total liabilities	$165,802	$157,959	$153,813	$150,337	$161,319	$7,843	$4,483

Equity
Total equity	20,057	20,445	20,412	20,750	20,812	(388)	(755)
Total liabilities and equity	$185,859	$178,404	$174,225	$171,087	$182,131	$7,455	$3,728
____________________________
Note: The impact of historical financial statement restatements for discontinued operations are not reflected in prior periods
(1) Average balances are calculated using a combination of monthly and daily average methodologies
(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs
(3) Average balance includes $2,363 million related to OID at September 30, 2011

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
North American Automotive Finance	$551	$559	$518	$589	$551	$(8)	$-
International Automotive Finance	82	71	40	12	74	11	8
Insurance	114	73	134	164	114	41	-
Global Automotive Services	747	703	692	765	739	44	8
Mortgage Origination and Servicing	(311)	47	73	172	425	(358)	(736)
Legacy Portfolio and Other (1)	(111)	(174)	(39)	(49)	(271)	63	160
Mortgage Operations	(422)	(127)	34	123	154	(295)	(576)
Corporate and Other (ex. OID) (2)	(223)	(110)	(298)	(355)	(258)	(113)	35
Core pre-tax income (3)	102	466	428	533	635	(364)	(533)
Core OID amortization expense (4)(5)	225	274	326	301	310	(49)	(85)
Income tax expense (benefit)	87	82	(68)	36	48	5	39
Income (loss) from discontinued operations	-	3	(24)	(117)	(8)	(3)	8
Net (loss) income	$(210)	$113	$146	$79	$269	$(323)	$(479)
______________________________________
(1) Legacy Portfolio and Other segment primarily consists of loans originated prior to Jan. 1, 2009, and includes non-core business activities including portfolios in runoff
(2) Corporate and Other as presented includes Commercial Finance Group (“CFG”), certain equity investments and treasury activities including the residual impacts from the corporate funds transfer pricing and asset liability management (“ALM”) activities
(3) Core pre-tax income is a non-GAAP financial measure.  It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense
(4) Includes $20 million and $30 million of accelerated OID amortization in 2Q11 and 1Q11, respectively
(5) Core OID for 3Q and 4Q 2010 exclude IO and 1Q, 2Q and 3Q 2011 excludes IO and 2010 issuances

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Net financing revenue
Consumer	$718	$706	$668	$629	$604	$12	$114
Commercial	346	329	326	386	353	17	(7)
Loans held-for-sale	-	-	-	-	14	-	(14)
Operating leases	527	594	651	707	810	(67)	(283)
Other interest income	29	23	23	25	29	6	-
Total financing revenue and other interest income	1,620	1,652	1,668	1,747	1,810	(32)	(190)
Interest expense	590	604	582	575	580	(14)	10
Depreciation expense on operating lease assets	275	170	268	374	430	105	(155)
Net financing revenue	755	878	818	798	800	(123)	(45)
Other revenue
Servicing fees	39	42	45	51	60	(3)	(21)
Gain on automotive loans, net	33	15	-	47	23	18	10
Other income	54	57	64	59	61	(3)	(7)
Total other revenue	126	114	109	157	144	12	(18)
Total net revenue	881	992	927	955	944	(111)	(63)
Provision for loan losses	25	55	46	19	60	(30)	(35)
Noninterest expense
Compensation and benefits	92	111	116	96	97	(19)	(5)
Other operating expenses	213	267	247	251	236	(54)	(23)
Total Noninterest expense	305	378	363	347	333	(73)	(28)
Income before income tax expense (benefit)	$551	$559	$518	$589	$551	$(8)	$-

Balance Sheet (Period-End)
Loans held-for-sale	$464	$-	$-	$-	$930	$464	$(466)
Finance receivables and loans, net:
Consumer loans	50,507	48,925	47,356	41,896	36,717	1,582	13,790
Commercial loans (1)	30,364	32,973	31,598	31,213	29,623	(2,609)	741
Allowance for loan losses	(838)	(897)	(899)	(946)	(1,027)	59	189
Total finance receivables and loans, net	$80,033	$81,001	$78,055	$72,163	$65,313	$(968)	$14,720
Other assets	10,035	9,942	9,607	9,730	11,052	93	(1,017)
Total assets	$90,532	$90,943	$87,662	$81,893	$77,295	$(411)	$13,237
__________________________________________
(1) Includes Intercompany

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - KEY STATISTICS

	QUARTERLY TRENDS					INC / (DEC) VS.

U.S. Market	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
SAAR (units in millions)	12.6	12.1	13.0	12.3	11.6	0.5	1.0
Industry light vehicle sales (units in millions)	3.2	3.3	3.0	3.0	3.0	(0.1)	0.2
GM market share	20.2%	20.5%	19.4%	19.5%	18.6%
Chrysler market share	11.6%	10.8%	9.4%	9.0%	9.8%

NAO Total Consumer Originations by Type ($ in billions)
New	$7.1	$6.0	$7.8	$7.5	$7.2	$1.1	$(0.1)
Lease	1.7	2.1	2.2	1.4	1.0	(0.4)	0.7
Used	2.4	2.2	2.4	1.4	1.2	0.2	1.1
Total NAO	$11.1	$10.3	$12.4	$10.2	$9.4	$0.8	$1.7

NAO Ally Consumer Penetration
GM	32.7%	35.4%	50.9%	49.7%	36.7%
Chrysler	32.4%	27.2%	30.4%	32.2%	42.3%

U.S. Ally Consumer Penetration
GM	31.6%	36.5%	51.9%	49.7%	34.2%
Chrysler	35.2%	30.3%	33.7%	36.3%	49.4%

U.S. Ally Consumer Originations (1) ($ in billions)
GM new retail subvented	$1.5	$1.4	$1.8	$2.0	$1.7	$0.1	$(0.1)
GM new retail standard	1.9	2.1	3.3	2.9	2.0	(0.2)	(0.0)
Chrysler new retail subvented	0.9	0.5	0.5	0.6	1.3	0.5	(0.4)
Chrysler new retail standard	1.2	0.9	1.0	0.8	1.0	0.3	0.3
Diversified new	0.4	0.4	0.5	0.3	0.2	0.0	0.2
Lease (2)	1.7	2.1	2.2	1.4	1.0	(0.4)	0.7
Used	2.3	2.1	2.3	1.3	1.2	0.2	1.1
Total U.S. originations	$10.0	$9.5	$11.6	$9.3	$8.3	$0.6	$1.7

NAO Ally Consumer Originations ($ in billions)
Total U.S. originations	$10.0	$9.5	$11.6	$9.3	$8.3	$0.6	$1.7
Total Canada originations	1.1	0.8	0.8	1.0	1.1	0.3	(0.0)
Total NAO originations	$11.1	$10.3	$12.4	$10.2	$9.4	$0.8	$1.7

U.S. Ally Consumer Originations - Additional Data
Number of contracts originated (# in thousands)	379	367	462	351	309	12	69
GM subvented (% based on # of new GM units originated) (3)	54%	52%	46%	44%	44%
Chrysler subvented (% based on # of new Chrysler units originated) (3)	53%	54%	46%	50%	58%
Average original term in months	66	65	63	62	64	1	2

U.S. Ally Floorplan (4)
GM penetration	75.1%	79.3%	82.3%	81.0%	82.9%
Chrysler penetration	66.0%	68.1%	69.9%	71.6%	71.0%
Floorplan outstandings (avg. $ in billions)	$24.3	$25.1	$23.6	$24.1	$21.7	$(0.8)	$2.6

Loan Book - NAO Key Statistics ($ in billions)
Dollar amount of contracts outstanding at end of period	$59.8	$57.7	$55.9	$50.6	$47.4	$2.1	$12.5
Dollar amount of new GM wholesale outstanding (average)	$15.7	$16.5	$15.4	$16.6	$14.9	$(0.7)	$0.8
Dollar amount of new Chrysler wholesale outstanding (average)	$7.7	$8.2	$7.2	$6.5	$5.7	$(0.5)	$2.0

U.S. Off-Lease Remarketing
Sales proceeds on scheduled lease terminations (36-month) per vehicle - Serviced	$20,600	$20,581	$19,615	$20,218	$19,482	$19	$1,118
Off-lease vehicles terminated - Serviced (# in units)	55,420	74,131	91,336	84,167	99,907	(18,711)	(44,487)
Sales proceeds on scheduled lease terminations (36-month) per vehicle - On-balance sheet	$20,608	$20,356	$19,871	$20,223	$19,485	$252	$1,123
Off-lease vehicles terminated - On-balance sheet (# in units)	55,416	74,109	91,270	83,598	97,215	(18,693)	(41,799)
________________________________________
(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention.  While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers
(2) Includes GM and Chrysler lease originations
(3) Represents subvented originations inclusive of leases not subject to exclusivity agreements
(4) Penetration rates are based on the trailing four month average end of period dealer stocks

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. INTERNATIONAL AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Net financing revenue
Consumer	$301	$314	$287	$268	$264	$(13)	$37
Commercial	110	111	104	102	94	(1)	16
Loans held-for-sale	-	-	-	3	3	-	(3)
Operating leases	22	26	29	43	44	(4)	(22)
Other interest income	22	24	26	19	26	(2)	(4)
Total financing revenue and other interest income	455	475	446	435	431	(20)	24
Interest expense	273	277	258	252	233	(4)	40
Depreciation expense on operating lease assets	21	22	17	25	24	(1)	(3)
Net financing revenue	161	176	171	158	174	(15)	(13)
Other revenue
Gain on automotive loans, net	-	-	-	6	5	-	(5)
Other income	69	65	75	57	71	4	(2)
Total other revenue	69	65	75	63	76	4	(7)
Total net revenue	230	241	246	221	250	(11)	(20)
Provision for loan losses	(2)	7	37	29	(5)	(9)	3
Noninterest expense
Compensation and benefits	43	45	44	35	41	(2)	2
Other operating expenses	107	118	125	145	140	(11)	(33)
Total Noninterest expense	150	163	169	180	181	(13)	(31)
Income from cont. ops before income tax expense (benefit)	$82	$71	$40	$12	$74	$11	$8

Balance Sheet (Period-End)
Cash, trading and investment securities	$176	$192	$157	$205	$289	$(16)	$(113)
Loans held-for-sale	-	-	-	-	119	-	(119)
Finance receivables and loans, net:
Consumer loans	9,198	9,810	9,512	9,359	9,378	(612)	(180)
Commercial loans (1)	4,778	5,214	5,128	4,814	4,309	(436)	469
Allowance for loan losses	(174)	(207)	(207)	(186)	(177)	33	3
Total finance receivables and loans, net	$13,802	$14,817	$14,433	$13,987	$13,510	$(1,015)	$292
Other assets	1,336	1,573	1,705	1,787	3,582	(237)	(2,246)
Total assets	$15,314	$16,582	$16,295	$15,979	$17,500	$(1,268)	$(2,186)
___________________________________________
(1) Includes Intercompany

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. INTERNATIONAL AUTO - KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Consumer Originations	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Germany	$512	$489	$287	$326	$277	$23	$235
Brazil	535	481	476	599	488	54	47
U.K.	341	159	155	195	210	181	131
Mexico	158	140	157	169	118	18	40
China (1)	835	716	588	944	679	119	157
Other	257	282	235	255	225	(26)	31
Total Continuing International Operations	$2,638	$2,267	$1,898	$2,488	$1,997	$371	$641

Consumer Origination Statistics (Continuing Operations)
Number of contracts originated (# thousands)	174	150	131	175	144	25	31
Dollar amount of contracts originated	$2,638	$2,267	$1,898	$2,488	$1,997	$371	$641
Dollar amount of retail contracts outstanding at end of period	$9,198	$9,810	$9,513	$9,359	$9,378	$(612)	$(180)
GM subvented (% based on # of GM units originated) (2)	59%	50%	47%	49%	47%

Mix of retail & lease contract originations (% based on # of units)
New	94%	93%	93%	96%	95%
Used	6%	7%	7%	4%	5%
__________________________________________
(1) Originations in China are part of a joint-venture in which Ally owns a minority interest
(2) Represents subvented originations inclusive of leases not subject to exclusivity agreements

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Insurance premiums and other income
Insurance premiums and service revenue earned	$418	$429	$427	$445	$462	$(11)	$(44)
Investment income	46	71	80	135	89	(25)	(43)
Other income	19	16	13	19	16	3	3
Total insurance premiums and other income	483	516	520	599	567	(33)	(84)
Expense
Insurance losses and loss adjustment expenses	183	237	173	202	218	(54)	(35)
Acquisition and underwriting expenses
Compensation and benefit expense	26	30	33	30	30	(4)	(4)
Insurance commission expense	123	130	129	145	153	(6)	(29)
Other expense	37	46	51	58	52	(9)	(16)
Total acquisition and underwriting expense	186	206	213	233	235	(20)	(49)
Total expense	369	443	386	435	453	(74)	(84)
Income from cont. ops before income tax expense (benefit)	$114	$73	$134	$164	$114	$41	$-

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,494	$5,688	$5,537	$5,351	$5,322	$(194)	$172
Finance receivables and loans, net	5	5	5	5	5	-	-
Premiums receivable and other insurance assets	2,141	2,239	2,278	2,270	2,237	(98)	(96)
Other assets	575	601	1,204	1,163	1,232	(26)	(657)
Total assets	$8,215	$8,533	$9,024	$8,789	$8,796	$(318)	$(581)

Key Statistics
Written Premiums
Dealer Products & Services	$280	$277	$246	$221	$259	$3	$21
International	130	152	165	124	145	(22)	(15)
Total written premiums and revenue	$410	$429	$411	$346	$404	$(19)	$6

Loss ratio	42.1%	53.7%	39.5%	43.7%	45.7%
Underwriting expense ratio	42.9%	47.0%	48.4%	50.5%	49.2%
Combined ratio	85.0%	100.7%	88.0%	94.2%	94.9%

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. MORTGAGE ORIGINATION AND SERVICING - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Net financing (loss) revenue
Total financing revenue and other interest income	$141	$97	$108	$135	$130	$44	$11
Interest expense	145	115	138	137	125	30	20
Net financing (loss) revenue	(4)	(18)	(30)	(2)	5	14	(9)
Servicing fees	313	313	327	338	345	-	(32)
Servicing asset valuation and hedge activities, net	(471)	(105)	(87)	(213)	(27)	(366)	(444)
Total servicing income, net	(158)	208	240	125	318	(366)	(476)
Gain on mortgage loans, net	38	62	74	214	214	(24)	(176)
Other income, net of losses	62	52	37	81	77	10	(15)
Total other revenue	(58)	322	351	420	609	(380)	(667)
Total net revenue	(62)	304	321	418	614	(366)	(676)
Provision for loan losses	(1)	-	2	-	5	(1)	(6)
Noninterest expense
Compensation and benefits expense	66	70	69	67	63	(4)	3
Representation and warranty expense	2	(0)	(2)	(30)	(33)	2	36
Other operating expense	182	187	179	209	154	(5)	27
Total noninterest expense	250	257	246	246	184	(7)	66
(Loss) income from cont. ops before income tax expense (benefit)	$(311)	$47	$73	$172	$425	$(358)	$(736)

Balance Sheet (Period-End)
Cash, trading and investment securities	$16	$17	$18	$24	$26	$(1)	$(10)
Loans held-for-sale	6,508	5,350	5,596	9,442	9,951	1,158	(3,443)
Finance receivables and loans, net:
Consumer loans	2,869	2,716	2,571	2,368	2,242	153	627
Commercial loans	1,592	1,186	821	1,542	2,039	406	(447)
Allowance for loan losses	(16)	(15)	(15)	(15)	(15)	(1)	(1)
Total finance receivables and loans, net	$4,445	$3,887	$3,377	$3,895	$4,266	$558	$179
Other assets	13,762	10,756	10,173	11,117	11,138	3,006	2,624
Total assets	$24,731	$20,010	$19,164	$24,478	$25,381	$4,721	$(650)

Key Statistics ($ in billions)
Mortgage Loan Production
Prime conforming	$13.3	$10.6	$9.9	$20.0	$15.1	$2.8	$(1.8)
Prime non-conforming	0.5	0.3	0.4	0.4	0.4	0.2	0.1
Government	1.8	1.5	1.5	2.8	4.7	0.3	(2.9)
International	0.4	0.3	0.3	0.5	0.3	0.1	0.0
Total Mortgage Loan Production	$16.0	$12.6	$12.2	$23.8	$20.5	$3.3	$(4.6)

Primary Servicing UPB - Period End (1)	$361	$360	$359	$361	$357	$1	$4
____________________________________________
(1) Excludes loans for which we act as a subservicer

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. LEGACY PORTFOLIO AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Net financing revenue
Total financing revenue and other interest income	$177	$210	$218	$264	$325	$(33)	$(148)
Interest expense	112	132	140	166	183	(20)	(71)
Net financing revenue	65	78	78	98	142	(13)	(77)
Total servicing income, net	(1)	(1)	(2)	(1)	(2)	-	1
Gain on mortgage loans, net	7	34	18	136	84	(27)	(77)
Other income, net of losses	(41)	(18)	(4)	(19)	(33)	(23)	(8)
Total other revenue	(35)	15	12	116	49	(50)	(84)
Total net revenue	30	93	90	214	191	(63)	(161)
Provision for loan losses	31	38	45	23	17	(7)	14
Noninterest expense
Compensation and benefits expense	25	32	36	15	16	(7)	9
Representation and warranty expense	67	184	28	210	378	(117)	(311)
Other operating expense	18	13	20	15	51	5	(33)
Total noninterest expense	110	229	84	240	445	(119)	(335)
(Loss) income from cont. ops before income tax expense (benefit)	$(111)	$(174)	$(39)	$(49)	$(271)	$63	$160

Balance Sheet (Period-End)
Cash, trading and investment securities	$657	$713	$770	$724	$669	$(56)	$(12)
Loans held-for-sale	1,746	1,818	1,894	1,969	2,265	(72)	(519)
Finance receivables and loans, net
Consumer loans (1)	8,240	8,642	8,969	9,394	11,848	(402)	(3,608)
Commercial loans	50	68	92	118	172	(18)	(122)
Allowance for loan losses	(526)	(551)	(566)	(591)	(669)	25	143
Total finance receivables and loans, net	$7,764	$8,159	$8,495	$8,921	$11,351	$(395)	$(3,587)
Other assets	604	623	650	694	826	(19)	(222)
Assets of discontinued operations	-	-	-	-	471	-	(471)
Total assets	$10,771	$11,313	$11,809	$12,308	$15,582	$(542)	$(4,811)
_________________________________________
(1) Consumer loans HFI consists primarily of Ally Bank HFI (originated pre-2009) and legacy securitizations

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. RESCAP, LLC - KEY FINANCIAL INFORMATION

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Net income (loss)	$(442)	$(113)	$40	$63	$38	$(329)	$(479)

Balance Sheet (Period-End)
Cash & cash equivalents	$623	$664	$719	$672	$618	$(42)	$5
Mortgage loans held-for-sale	4,580	4,453	4,511	4,655	5,127	127	(547)
Mortgage loans held-for-investment, net	1,027	1,137	1,194	1,296	3,357	(110)	(2,330)
Mortgage servicing rights	1,330	1,926	2,046	1,992	1,680	(597)	(351)
Other assets	11,579	7,702	7,033	8,217	9,725	3,878	1,854
Total assets	$19,139	$15,883	$15,503	$16,832	$20,507	$3,256	$(1,368)

Total liabilities	$18,808	$15,111	$14,619	$15,986	$19,649	$3,697	$(841)

Tangible net worth	$331	$772	$884	$846	$859	$(441)	$(527)

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. MORTGAGE OPERATIONS ASSET BREAKOUT (PERIOD-END)

($ in billions)
	CURRENT QUARTER			HISTORICAL QUARTERLY TRENDS				INC / (DEC) VS.

ResCap, LLC Assets	Origination and Servicing	Legacy Portfolio & Other	Total 9/30/11	Total 6/30/11	Total 3/31/11	Total 12/31/10	Total 9/30/10	Total 6/31/11	Total 9/30/10
Cash and cash equivalents	$0.0	$0.6	$0.6	$0.7	$0.7	$0.7	$0.6	$(0.0)	$0.0
Accounts receivable (servicing advances, etc)	2.5	0.1	2.6	2.4	2.5	2.5	2.4	0.2	0.2
Securitized assets (1)	2.5	1.1	3.6	3.6	3.7	3.9	6.3	(0.0)	(2.7)
Derivatives and derivative collateral	8.0	0.0	8.0	4.3	3.5	4.5	5.3	3.8	2.8
Restricted cash and other assets	0.2	0.4	0.7	0.7	0.7	0.7	1.1	(0.0)	(0.4)
Cash, accounting and other less value sensitive assets	13.2	2.4	15.5	11.7	11.1	12.4	15.6	3.9	(0.1)

Mortgage servicing rights	1.3	-	1.3	1.9	2.0	2.0	1.7	(0.6)	(0.4)
Other assets (2)	0.0	0.2	0.2	0.3	0.3	0.3	0.3	(0.1)	(0.1)
Assets of international operations held-for-sale	-	-	-	-	-	-	0.2	-	(0.2)
Mortgage loans held-for-sale	0.4	1.6	2.1	2.0	2.1	2.1	2.7	0.0	(0.6)
Assets carried at fair or net realizable value	1.8	1.8	3.6	4.2	4.4	4.4	4.9	(0.6)	(1.3)
Total ResCap, LLC Assets	$15.0	$4.2	$19.1	$15.9	$15.5	$16.8	$20.5	$3.3	$(1.4)

Other Mortgage Assets
Ally Bank HFI (3)	$2.6	$6.6	$9.3	$9.4	$9.5	$9.5	$9.7	$(0.1)	$(0.5)
Ally Bank HFS	3.2	0.0	3.2	2.5	2.9	6.4	7.0	0.6	(3.8)
Ally Bank warehouse lines	1.6	-	1.6	1.2	0.8	1.5	2.0	0.4	(0.4)
Ally Bank MSR	1.3	-	1.3	1.8	1.7	1.7	1.1	(0.4)	0.3
Other non-ResCap assets (4)	1.1	(0.1)	1.0	0.6	0.6	0.7	0.7	0.4	0.4
Total Mortgage Operations Assets	$24.7	$10.8	$35.5	$31.3	$31.0	$36.8	$41.0	$4.2	$(5.5)
__________________________________________
(1) 9/30/2011 includes domestic securitized assets of $0.8 billion, international securitized assets of $0.3 billion and $2.5 billion of domestic HFS assets related to off-balance sheet securitizations where ResCap has the option, but not the obligation to repurchase loans
(2) Includes REO, AFS, trading securities, warehouse loans, model homes and other assets
(3) 9/30/2011 Legacy amount primarily consists of loans originated prior to 1/1/2009
(4) Includes Accounts Receivables and Other Assets, as well as ResMor Trust and Intercompany eliminations

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
Includes CFG	QUARTERLY TRENDS					INC / (DEC) VS.

Income Statement	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Net financing loss
Total financing revenue and other interest income	$26	$41	$47	$41	$43	$(15)	$(17)
Interest expense
Core original issue discount amortization	225	254	296	301	310	(29)	(85)
Other interest expense	212	213	273	284	286	(1)	(74)
Total interest expense	437	467	569	590	596	(30)	(159)
Depreciation expense	-	-	-	(5)	-	-	-
Net financing revenue	(411)	(426)	(522)	(544)	(553)	15	142
Other revenue
Loss on extinguishment of debt (1)	-	(25)	(39)	-	(2)	25	2
Other gain on investments, net	48	40	25	35	32	8	16
Other income, net of losses	(8)	92	39	10	4	(100)	(12)
Total other revenue (expense)	40	107	25	45	34	(67)	6
Total net revenue	(371)	(319)	(497)	(499)	(519)	(52)	148
Provision for loan losses	(4)	(49)	(17)	-	(68)	45	64
Noninterest expense
Compensation and benefits expense	51	136	136	173	145	(85)	(94)
Other operating expense	30	(22)	8	(16)	(28)	52	58
Total noninterest expense	81	114	144	157	117	(33)	(36)
Loss from cont. ops before income tax (benefit) / expense	$(448)	$(384)	$(624)	$(656)	$(568)	$(64)	$120

Balance Sheet (Period-End)
Cash, trading and investment securities	$24,544	$24,563	$21,940	$20,452	$18,419	$(19)	$6,125
Loans held-for-sale	27	-	6	-	-	27	27
Finance receivables and loans, net
Consumer loans	1	-	(1)	-	-	1	1
Commercial loans	1,108	1,186	1,408	1,704	2,385	(78)	(1,277)
Allowance for loan losses	(67)	(69)	(119)	(135)	(166)	2	99
Total finance receivables and loans, net	1,042	1,117	1,288	1,569	2,219	(75)	(1,177)
Other assets	6,780	5,828	6,516	6,540	7,999	952	(1,219)
Total assets	$32,393	$31,508	$29,750	$28,561	$28,637	$885	$3,756

OID Amortization Schedule		2011	2012	2013	2014	2015 and After
Remaining OID Amortization (as of 9/30/2011)		$138	$337	$249	$175	Avg / Yr = $76
____________________________________
(1) Includes $20 million and $30 million of accelerated OID amortization in 2Q11 and 1Q11, respectively

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Asset Quality - Consolidated (1)	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Ending Loan Balance	$107,871	$109,779	$106,488	$101,398	$95,770	$(1,908)	$12,101
30+ Accruing DPD	$972	$979	$963	$1,114	$1,173	$(7)	$(201)
30+ Accruing DPD %	0.9%	0.9%	0.9%	1.1%	1.2%
Non-Performing Loans (NPLs)	$977	$1,191	$1,244	$1,508	$1,592	$(214)	$(615)
Net Charge-Offs (NCOs)	$123	$121	$189	$240	$334	$1	$(211)
Net Charge-Off Rate (2)	0.45%	0.45%	0.73%	0.97%	1.45%

Provision Expense	$49	$51	$113	$71	$9	$(2)	$40
Allowance Balance (ALLL)	$1,621	$1,739	$1,806	$1,873	$2,054	$(118)	$(433)

ALLL as % of Loans (3)	1.5%	1.6%	1.7%	1.8%	2.1%
ALLL as % of NPLs (3)	165.8%	146.0%	145.2%	124.3%	129.0%
ALLL as % of NCOs (3)	329.3%	358.0%	239.1%	194.8%	153.8%
______________________________________________
(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses
(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale
(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

North American Auto	QUARTERLY TRENDS					INC / (DEC) VS.
Consumer	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Allowance balance	$724	$763	$768	$813	$900	$(39)	$(177)
Total consumer loans	$50,507	$48,925	$47,356	$41,896	$36,717	$1,582	$13,790
Coverage ratio	1.4%	1.6%	1.6%	1.9%	2.5%

Commercial
Allowance balance	$114	$134	$131	$132	$126	$(20)	$(12)
Total commercial loans	$30,395	$32,994	$31,615	$31,229	$29,623	$(2,600)	$771
Coverage ratio	0.4%	0.4%	0.4%	0.4%	0.4%

International Auto
Consumer
Allowance balance	$127	$148	$148	$156	$150	$(21)	$(23)
Total consumer loans	$9,198	$9,810	$9,512	$9,359	$9,378	$(612)	$(180)
Coverage ratio	1.4%	1.5%	1.6%	1.7%	1.6%

Commercial
Allowance balance	$47	$58	$58	$30	$28	$(12)	$19
Total commercial loans	$4,318	$4,717	$4,633	$4,400	$4,263	$(399)	$55
Coverage ratio	1.1%	1.2%	1.3%	0.7%	0.6%

Mortgage HFI (1)
Consumer
Allowance balance	$532	$558	$563	$580	$623	$(26)	$(91)
Total consumer loans	$10,269	$10,412	$10,568	$10,748	$11,142	$(143)	$(873)
Coverage ratio	5.2%	5.4%	5.3%	5.4%	5.6%

Non-performing loans	$365	$398	$412	$561	$606	$(33)	$(241)
Allowance as a % of NPLs	145.7%	140.0%	136.6%	103.4%	102.9%

Commercial
Allowance balance	$10	$8	$18	$26	$60	$2	$(50)
Total commercial loans	$1,642	$1,254	$913	$1,660	$2,211	$387	$(570)
Coverage ratio	0.6%	0.7%	1.9%	1.6%	2.7%

Non-performing loans	$48	$67	$92	$110	$136	$(18)	$(87)
Allowance as a % of NPLs	21.0%	12.3%	19.2%	23.4%	44.4%
_________________________________________
(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Global Auto Delinquencies - Managed Retail Contract Amount (1)	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Nuvell delinquent contract $	$126	$149	$142	$229	$262	$(23)	$(136)
Delinquent contract $ (excluding Nuvell)	$735	$722	$663	$765	$805	$13	$(70)
% of retail contract $ outstanding	1.43%	1.48%	1.42%	1.94%	2.26%
% of retail contract $ outstanding (excluding Nuvell)	1.25%	1.27%	1.21%	1.57%	1.81%

Global Auto Annualized Credit Losses - Managed Retail Contract Amount
Nuvell credit losses	$17	$14	$26	$36	$46	$3	$(29)
Credit losses (excluding Nuvell)	$55	$46	$85	$72	$90	$9	$(35)
% of avg. managed assets	0.48%	0.41%	0.83%	0.88%	1.20%
% of avg. managed assets (excluding Nuvell)	0.37%	0.33%	0.66%	0.62%	0.85%

North American Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.45%	0.39%	0.83%	0.92%	1.29%
Managed retail contracts over 30 days delinquent	1.41%	1.45%	1.34%	2.02%	2.35%

Repossessions as a % of average number of managed retail contracts outstanding	1.54%	1.36%	1.83%	2.23%	2.60%
Severity of loss per unit serviced - Retail
New	$6,646	$8,221	$7,907	$8,314	$8,094	$(1,575)	$(1,448)
Used	$3,627	$4,029	$6,322	$6,920	$6,872	$(402)	$(3,245)

Lease residual value (sales proceeds as % of ALG)	128%	127%	122%	119%	119%

International Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.60%	0.50%	0.80%	0.72%	0.87%
Managed retail contracts over 30 days delinquent	1.57%	1.64%	1.81%	1.56%	1.92%

Repossessions as a % of average number of managed retail contracts outstanding	0.51%	0.64%	0.68%	0.59%	0.63%
_________________________________________
(1) $ amount of accruing contracts greater than 30 days past due

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. CAPITAL

($ in billions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Cost of Funds	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Ally Financial's worldwide cost of borrowing (incl. OID)	4.3%	4.6%	5.2%	5.3%	5.2%
Ally Financial's worldwide cost of borrowing (excl. OID)	3.7%	3.8%	4.2%	4.3%	4.2%

Capital
Risk-weighted assets	$149.7	$151.0	$150.8	$148.0	$147.0	$(1.3)	$2.7

Tier 1 capital ratio	14.3%	14.6%	14.7%	15.0%	15.4%
Tier 1 common capital ratio	8.0%	8.4%	8.4%	8.6%	5.3%
Total risk-based capital ratio	15.5%	15.9%	16.0%	16.4%	16.8%

Tangible common equity / Tangible assets	6.8%	7.3%	7.5%	7.6%	4.8%
Tangible common equity / Risk-weighted assets	8.2%	8.6%	8.6%	8.8%	5.6%

	QUARTERLY TRENDS					INC / (DEC) VS.

	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Shareholders’ equity	$19.7	$20.4	$20.4	$20.5	$21.0	$(0.7)	$(1.3)
less: Goodwill and certain other intangibles	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Unrealized (gains) losses and other adjustments	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	-	0.1
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$21.5	$22.1	$22.1	$22.2	$22.6	$(0.6)	$(1.1)

Tier 1 capital	$21.5	$22.1	$22.1	$22.2	$22.6	$(0.6)	$(1.1)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(7.0)	(12.2)	-	5.3
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$12.0	$12.6	$12.7	$12.7	$7.8	$(0.6)	$4.2

Tier 1 capital	$21.5	$22.1	$22.1	$22.2	$22.6	$(0.6)	$(1.1)
add: Qualifying subordinated debt and redeemable preferred stock	0.2	0.2	0.2	0.2	0.2	-	-
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.5	1.6	1.7	1.8	1.9	(0.1)	(0.4)
Total risk-based capital	$23.2	$24.0	$24.1	$24.2	$24.7	$(0.8)	$(1.5)

Total shareholders' equity	$19.7	$20.4	$20.4	$20.5	$21.0	$(0.7)	$(1.3)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(7.0)	(12.2)	-	5.3
Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible common equity (2)	$12.3	$13.0	$12.9	$13.0	$8.3	$(0.7)	$4.0

Total assets	$182.0	$178.9	$173.7	$172.0	$173.2	$3.1	$8.8
less: Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible assets	$181.4	$178.4	$173.2	$171.5	$172.7	$3.0	$8.7
________________________________________________
Note: Numbers may not foot due to rounding
(1) We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock qualifying minority interest in subsidiaries, and qualifying trust preferred securities.  Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry
(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities.  Ally considers various measures when evaluating capital adequacy, including tangible common equity.  Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)
	3Q 11		2Q 11		INC / (DEC)
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents	$10.1	$4.5	$9.5	$3.6	$0.6	$0.9
Unencumbered securities (2)	0.4	5.2	0.9	5.8	(0.5)	(0.6)
Current committed unused capacity (3)	13.2	6.1	12.0	5.1	1.2	1.0
Subtotal	$23.7	$15.8	$22.4	$14.5	$1.3	$1.3
Ally Bank intercompany loan (4)	2.2	(2.2)	2.3	(2.3)	(0.1)	0.1
Total available liquidity	$25.9	$13.6	$24.7	$12.2	$1.2	$1.4

Unsecured Long-Term Debt Maturity Profile	2011	2012	2013	2014	2015	2016 and After
Consolidated remaining maturities	$1.0	$12.2	$1.9	$5.8	$3.7	$20.5
________________________________________
(1) Parent defined as Ally Consolidated less Ally Bank, ResCap (not shown) and Insurance (not shown)
(2) Includes UST, Agency debt and Agency MBS
(3) Includes equal allocation of shared unused capacity totaling $4.00 billion in 3Q and $3.96 billion in 2Q, which can be used by Ally Bank or the Parent (including a Mexican subsidiary). The Parent company figures include $1.5 billion in 3Q and $2.2 billion in 2Q from forward flow sale commitments to fund future asset originations in Brazil.  Parent company figures at September 30, 2011 exclude unused capacity of $2.4 billion that was from two new Ally Credit Canada facilities completed in 3Q and that was significantly utilized subsequent to September 30, 2011 primarily to refinance existing debt outstanding.
(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement.  Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. DEPOSITS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Key Statistics	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
Average retail CD maturity (months)	26.1	25.3	24.1	22.8	21.0	0.8	5.1
Average retail deposit rate	1.57%	1.58%	1.63%	1.71%	1.76%

CD balances up for renewal	$1,538	$2,239	$1,891	$2,172	$1,557	$(701)	$(19)
CD balances retained (1)	1,403	1,975	1,632	1,841	1,363	(572)	40
Retention rate	91%	88%	86%	85%	88%

Ally Financial Deposits Levels
Ally Bank retail	$26,254	$24,562	$23,469	$21,817	$20,504	$1,692	$5,750
Ally Bank brokered	9,911	9,903	9,836	9,992	9,978	7	(68)
ResMor	3,327	3,359	3,417	3,351	3,232	(32)	95
Other	4,834	4,438	3,974	3,887	4,242	397	593
Total deposits	$44,326	$42,262	$40,696	$39,048	$37,957	$2,064	$6,369
__________________________________
(1) Retention includes balances retained in any Ally Bank product

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)
	HISTORICAL QUARTERLY TRENDS

Loan Value	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10
Gross Carry Value	$9.8	$9.9	$10.0	$10.1	$10.3
Net Carry Value	$9.3	$9.4	$9.5	$9.5	$9.7

Estimated Pool Characteristics
% Prime Jumbo (> 1/1/2009)	27.0%	24.9%	23.0%	20.6%	18.7%
% Second Lien	14.5%	14.9%	15.4%	15.9%	16.4%
% Interest Only	31.5%	33.2%	34.9%	36.5%	38.6%
% 30+ Day Delinquent	3.3%	3.4%	3.5%	3.9%	3.8%
% Low/No Documentation	16.5%	17.0%	17.4%	18.0%	18.3%
% Non-primary Residence	4.0%	4.1%	4.3%	4.4%	4.5%
Refreshed FICO	730	730	729	729	730
Wtd. Avg. LTV/CLTV (1)	91.2%	91.9%	90.7%	89.5%	90.0%
High Risk Geographies (2)	38.2%	38.4%	38.6%	38.8%	39.0%
_____________________________________
(1) Updated home values derived using a combination of Appraisals, BPOs, AVMs and MSA level house price indices
(2) Includes CA, FL, MI and AZ

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. MORTGAGE REPURCHASE RESERVES

($ in millions)

Mortgage Repurchase Reserves	3Q 10	4Q 10	1Q 11	2Q 11	3Q 11
Beginning reserve balance	$855	$1,128	$830	$830	$829
Repurchase reserve expense	344	180	26	184	70
Loan sales	8	37	6	5	5
Loss experience, net (1)	(80)	(515)	(32)	(190)	(75)
Ending reserve balance	$1,128	$830	$830	$829	$829

Outstanding Claims by Counterparty (2) (3)
GSEs	$218	$170	$98	$115	$96
Monoline	632	661	667	874	909
Other	38	88	73	89	85
Total	$889	$919	$838	$1,078	$1,090
						% Vintage Breakout of Trends
New Claims Trends						(3Q10 - 3Q11)
Pre 2004	$11	$12	$7	$16	$7	4%
2005	17	14	7	14	4	5%
2006	67	35	15	222	35	30%
2007	108	98	24	33	35	29%
2008	61	31	25	45	43	19%
Post 2008	17	29	53	52	29	13%
Unspecified	1	3	2	-	-	0%
Total Claims	$282	$221	$133	$382	$153	100%
_______________________________________
(1) Includes settlement amounts
(2) Includes claims that Ally has requested to be rescinded but not yet confirmed by the counterparty
(3) Represents current UPB and requested make-whole for claims and does not represent expected losses

3Q 2011 Preliminary Results

ALLY FINANCIAL INC. OWNERSHIP

($ in millions)

Common Ownership as of 3Q 11

Other Tier 1 Capital as of 3Q 11
		Liquidation	Book
Series	Owner	Preference	Value
Trust Preferred Securities (1)	Investors	$ 2,667	$ 2,541
Series F-2 Mandatory Convertible Preferred (1)	U.S. Treasury	$ 5,938	$ 5,685
Series G Perpetual Preferred	Investors	$ 2,577	$ 234
Series A Perpetual Preferred	Investors	$ 1,022	$ 1,021
(1) Includes exercised warrants

3Q 2011 Preliminary Results